FIST2 P-1 09/09

SUPPLEMENT DATED SEPTEMBER 14, 2009

TO THE PROSPECTUS
DATED MARCH 1, 2009 OF
FRANKLIN INVESTORS SECURITIES TRUST

(Franklin Adjustable U.S. Government Securities Fund, Franklin Floating Rate Daily Access Fund, Franklin Low Duration Total Return Fund, Franklin Total Return Fund)

The Prospectus is amended as follows:

I. For Franklin Floating Rate Daily Access Fund, add the following paragraph under "Goals and Strategies – Main Investment Strategies – Other Investments":

For purposes of pursuing its investment goals, the Fund may enter into interest rate transactions involving certain derivative instruments, including interest rate and credit default swaps. The use of such derivative transactions may allow the Fund to obtain net long or net short exposures to selected interest rates, durations or credit risks. The Fund may use any of the above interest rate or credit-related strategies or other derivative transactions for the purposes of enhancing Fund returns, increasing liquidity, gaining exposure to particular instruments in more efficient or less expensive ways and/or hedging risks relating to changes in interest rates and other market factors.

II. For the Franklin Total Return Fund, the "Performance – Average Annual Total Returns" section for the Class B and C tables are revised as follows:

1 Year 5 Years (3/1/02)

	1 Year	5 Years	Since inception (3/1/02)
Franklin Total Return Fund - Class B	-9.36%	1.46%	3.41%
Barclays Capital U.S. Aggregate Index	5.24%	4.65%	5.22%

Since Inc
1 Year 5 Years (3/1/02)

	1 Year	5 Years	Since inception (3/1/02)
Franklin Total Return Fund - Class C	-6.73%	1.79%	3.42%
Barclays Capital U.S. Aggregate Index	5.24%	4.65%	5.22%

Please keep this supplement for future reference.

FIST2 SA-2 09/09

SUPPLEMENT DATED SEPTEMBER 14, 2009

TO THE STATEMENT OF ADDITIONAL INFORMATION
DATED MARCH 1, 2009 OF
FRANKLIN INVESTORS SECURITIES TRUST

(Franklin Adjustable U.S. Government Securities Fund, Franklin Floating Rate Daily Access Fund, Franklin Low Duration Total Return Fund, Franklin Total Return Fund)

The Statement of Additional Information is amended as follows:

I. The following is added under the section "Goals, Strategies and Risks - Glossary of Investments, Technique, Strategies and Their Risks – Derivative instruments."

Credit default swaps. The Fund may be a buyer of credit default swaps. The “buyer” in a credit default swap agreement is obligated to pay the “seller” a periodic stream of payments over the term of the agreement in return for a payment by the “seller” that is contingent upon the occurrence of a credit event with respect to a specific underlying reference debt obligation. Generally, a credit event means bankruptcy, failure to timely pay interest or principal, obligation acceleration, or modified restructuring of the reference debt obligation. The contingent payment by the seller generally is the face amount of the debt obligation, in return for the buyer’s obligation to make periodic cash payments and deliver in physical form the reference debt obligation or a cash payment equal to the then-current market value of that debt obligation at the time of the credit event. If no credit event occurs, the seller would receive a fixed rate of income throughout the term of the contract, while the buyer would lose the amount of its payments and recover nothing. The buyer is also subject to the risk that the seller will not satisfy its contingent payment obligation, if and when due. The Fund may buy credit default swaps in order to try to hedge against a decline in the value of its portfolio debt securities due to a credit event. By selling a credit default swap, the Fund will receive periodic payments but is exposed to the risk that the value of the reference debt obligation declines due to a credit event and that it will have to pay the face amount of the reference obligation to the buyer. The Fund may also sell credit default swaps in order to gain exposure that is similar to owning the reference debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to the risk that there would be a credit event and the Fund would have to make a substantial payment. See "Credit-linked securities."

Options on swap agreements (“swaptions”). Generally, the Floating Rate Daily Access Fund may purchase and write (sell) both put and call options on swap agreements, commonly known as swaptions, although currently the Fund only intends to purchase options on interest rate swaps. The Fund may buy options on interest rate swaps to help hedge the Fund’s risk of potentially rising interest rates. A swaption is an over-the-counter option (see the discussion on OTC options) that gives the buyer of the option the right, but not the obligation, to enter into a previously negotiated swap agreement, or to extend, terminate, or otherwise modify the terms of an existing swap agreement, in exchange for the payment of a premium to the writer (seller) of the option. The writer (seller) of a swaption receives premium payments from the buyer and, in exchange, becomes obligated to enter into or modify an underlying swap agreement upon the exercise of the option by the buyer. The Fund generally assumes a greater risk when it writes (sells) a swaption than when it purchases a swaption. When the Fund purchases a swaption, it risks losing the amount of premium it has paid, should it elect not to exercise the option, plus any related transaction costs. When the Fund writes (sells) a swaption, however, the Fund is bound by the terms of the underlying swap agreement upon exercise of the option by the buyer, which may result in losses to the Fund in excess of the premium it received. Swaptions also involve other risks associated with both OTC options and swap agreements, such as counterparty risk (the risk that the counterparty defaults on its obligation), market risk, credit risk, and interest rate risk. With respect to the Fund’s purchase of options on interest rate swaps, depending on the movement of interest rates between the time of purchase and expiration of the swaption, the value of the underlying interest rate swap and therefore the value of the swaption will change. For more information about these risks and the mechanics of options and swap agreements, see the discussion of OTC options and swap agreements, including the descriptions of various types of swaps the Fund may enter into.

Please keep this supplement for future reference.